EXHIBIT 10tt

AMENDMENT NUMBER ONE
TO THE
BRISTOL-MYERS SQUIBB COMPANY
BENEFIT EQUALIZATION PLAN – RETIREMENT INCOME PLAN

WHEREAS, the Bristol-Myers Squibb Company (the “Company”) sponsored and maintained the Bristol-Myers Squibb Company Retirement Income Plan (the “Retirement Income Plan”);
    WHEREAS, the Retirement Income Plan was terminated effective February 1, 2019;
WHEREAS, in connection with the termination of the Retirement Income Plan, the Bristol-Myers Squibb Company Pension Committee (the “Pension Committee”) amended the Retirement Income Plan to provide for the purchase of a group annuity contract or contracts to satisfy all remaining obligations under the Retirement Plan;

WHEREAS, on August 2, 2019, pursuant to that certain Amended and Restated Definitive Purchase Agreement dated July 31, 2019, assets of the Retirement Plan were used to purchase a group annuity contact from Athene Annuity and Life Company, an Iowa life insurance company, and a group annuity contract from Athene Annuity & Life Assurance Company of New York, a New York life insurance company (such group annuity contracts collectively referred to as the “Athene Group Annuity Contract,”);

WHEREAS, the Company sponsors the Bristol-Myers Squibb Company Benefit Equalization Plan-Retirement Income Plan (the “Plan”), the purpose of which is to provide benefits for certain employees participating in the Retirement Income Plan (as well as for employees participating in another retirement plan) whose benefits under those plans are limited by the application of certain limitations contained in the Internal Revenue Code of 1986, as amended (the “Code”);
WHEREAS, certain benefits under the Plan are grandfathered from the requirements of Section 409A of the Code and in some cases the time and form of payment of those benefits is linked to the time and/or form of benefits payable under the Retirement Income Plan; and
WHEREAS, the Pension Committee has determined that it is desirable to amend the Plan to reflect the termination of the Retirement Plan and the fact that Retirement Plan benefits are now paid under the Athene Group Annuity Contract;
NOW THEREFORE, this Amendment Number One to the Plan is hereby adopted and shall be effective August 2, 2019:

1.     The following paragraph is added at the end of Article II “Purpose and History of the Plan”:

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EXHIBIT 10tt
“The Retirement Income Plan was terminated effective February 1, 2019, and in connection with the termination, the Pension Committee amended the Plan to provide for the purchase of a group annuity contract or contracts to satisfy all remaining obligations under the Retirement Income Plan. On August 2, 2019, pursuant to that certain Amended and Restated Definitive Purchase Agreement dated July 31, 2019, assets of the Retirement Income Plan were used to purchase a group annuity contact from Athene Annuity and Life Company, an Iowa life insurance company, and a group annuity contract from Athene Annuity & Life Assurance Company of New York, a New York life insurance company (such group annuity contracts are collectively referred to herein as the ‘Athene Group Annuity Contract’), and on and after August 2, 2019, Retirement Income Plan benefits are payable under the Athene Group Annuity Contract. Certain individuals who are listed in Exhibit B to the Plan have benefits that are grandfathered from the requirements of section 409A of the Code. If and to the extent such an individual has not commenced payment of their benefits under the Plan as of August 2, 2019 and the time and/or form of payment of such benefits is linked to the time and/or form of payment of benefits under the Retirement Income Plan, then references to the time and/or form of payment under the Retirement Income Plan or the applicable Retirement Plan are treated, on and after August 2, 2019 as references to the time and/or form of payment under the Athene Group Annuity Contract.”
IN WITNESS WHEREOF, on behalf of and as authorized by the Pension Committee, the undersigned has executed this Amendment Number One to the BEP-RIP this _____ day of December, 2020.

                        ____________________________
                        Lisa S. Goldey
Senior Vice President, Total Rewards and People Services
Authorized Member, Bristol-Myers Squibb Company Pension Committee

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